                                                                    Exhibit 23.2

                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Summary Financial Information" and "Experts" and to the use of our report dated November 13, 1998, in Amendment No. 1 to the Registration Statement (Form SB-2 No. 33-71783) and related Prospectus of Internet Financial Services Inc. for the Registration of 2,000,000 shares of its common stock.


                                                 /s/ Ernst & Young LLP
                                                 -----------------------
                                                 Ernst & Young LLP


New York, New York
April 7, 1999